Second Quarter 2024 Corporate Update August 8, 2024 Exhibit 99.2

Forward-Looking Statements This press release contains forward-looking statements, including statements about the financial condition, results of operations, earnings outlook and prospects of PCT. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and PureCycle’s Quarterly Reports on Form 10-Q, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT's ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s ultra-pure recycled (“UPR”) resin in food grade applications (including in the United States, Europe, Asia and other future international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility; PCT’s ability to minimize or eliminate the many hazards and operational risks at its manufacturing facilities that can result in potential injury to individuals, disrupt its business (including interruptions or disruptions in operations at its facilities), and subject PCT to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia; (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner; PCT’s ability to establish, sort and process polypropylene plastic waste at its plastic waste prep facilities; PCT’s ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy; the success or profitability of PCT’s offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT’s future capital requirements and sources and uses of cash; developments and projections relating to PCT’s competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action and putative class action cases; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover in employees and increases in employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including inflation, supply chain conditions and its related impact on energy and raw materials, and PCT’s ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the current conflict in the Middle East); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk.

Q2 Highlights

Operations

- Record monthly production in June with low CP2 feedstock; continued progress in pushing unit production rates higher – reached 8,000 lbs./hr. feed rates and 11,000 lbs./hr. product rates. Lower production in July resulted principally from needed CP2 modifications
- Commissioned the outage reliability improvements during May to July
- Good progress with CP2 removal from high pressure system; indications of >20,000 lbs./day of removal capacity. Some bottlenecks in low pressure system – further improvements are slated for install 12-16 August
- At this time, we do not see any need for incremental outages in Ironton this year

Commercial

- First orders secured for compounded PureFive material
- Received expanded FDA LNO to cover A-H Conditions of Use with broader range of food contact feedstock
- Strong interest from fiber customers; building a pipeline of sales into this commercial lane
- Expanded commercial operations to include compounding of PureFive with Virgin and/or PIR streams with three partners; plan to produce up to 2.8MM lbs./month of compounded material in Q4
- PureCycle plans to offer multiple PureFive grades to customers; 100% Recycle and 50% Recycle/50% Virgin. The Recycle stream will be a mixture of PIR and PCR

Finance

- Agreement to sell $22.5MM revenue bonds to support ongoing operations
- Expect to market remaining bonds in Q4 this year; $117.5MM revenue bonds remain on balance sheet

PURECYCLE™ | Overview | Ironton | Market | Finance | 3

Ironton Purification Facility Update Q2 Overview Q3 to Date Overview July production was delayed because we redesigned the low pressure CP2 system to alleviate handling constraints We did successfully commission the high pressure CP2 upgrades in July (level indication and piping arrangements); indications of >20k lbs./day removal capacity Q3 Plan Focus has shifted from outage and commissioning to increasing production and sales Team Goals: Feed Rate: 10k lbs./hr. Production: 200k lbs./day, 1MM lbs./week April Dedicated entirely to Reliability Improvement Outage May Restarted facility on 20-May; balance of month used to commission reliability improvement projects June Most successful operating month; 1.1MM lbs. production - stronger uptime with repeatable operational performance Overview Ironton Market Finance

Post-Outage Operations have Improved Core Production Support Operations June 2024 13 days in a row – Final product pelletization 25 out of 30 – Calendar days running 134k lbs – Peak daily production July 2024 Successful CP2 removal from system - Indications of >20k lbs./day 8,000 lbs./hr. – Max feed rate to system 11,000 lbs./hr. – Max pelletization Rate 2024 Solvent circ. reliability is >98%; Mid-2023 <40% Utility plant reliability is >98%; Mid-2023 <25% Overview Ironton Market Finance Outage Improvements are Working Well Rotating Equipment Added back-up power supply to multiple key seal systems Added liquid entrainment protection to prevent vacuum pump failures Product Transfer Valve New valve is installed and working better Commissioning setbacks impacted site reliability in July Co-Product 2 Instrumentation Settler level instrumentation is working reliably Piping adjustments to transition CP2 from high pressure to low pressure system is working well

Path to Removing CP2 Bottleneck % CP2 in Feed CP2 Removal (lbs./day) 3,000 6,000 9,000 12,000 18,000 24,000 Approximate rPP Production (lbs./day), Capacity = 325,000 lbs./day >10% 26,000 52,000 81,000 107,000 159,000 214,000 5% 55,000 114,000 168,000 227,000 CP2 removal no longer a bottleneck 2% 146,000 292,000 Reduce CP2 in Feedstock Increase CP2 Removal Goal Feedstock Availability Most available #5 bales contain 65-75% PP (i.e. 25-35% CP2) Some producers have invested to improve sortation to 90%+ Original Position Max of 3000 lbs./day removal and >10% CP2 in feed Current Position Demonstrated CP2 removal performance at 20-22k lbs./day Demonstrated CP2 reduction in feedstock to 3% with Flake sorting Operations Goals Working to move operations to “Green” production area Overview Ironton Market Finance

Reducing CP2 in Feed to Improve Overall Process Yield Average cost includes the cost of the #5 bale. Also assumes #5 bale pricing of 6 cents per pound at 70% PP concentration Feedstock Quality (%PP) Avg Feed Cost to PCT (cpp) Sourcing higher quality feedstock options Expensive option – not pursuing at this time 90-99 40-65 3rd party operators to advance sort #5 bales 1000-2000 lbs./hr. capacity usable today, 4000-7000 lbs./hr. estimated capacity in Q4 95 14-20 Implementing PCT-owned flake sortation 1000-1500 lbs./hr. capacity usable today, 5000-7500 lbs./hr. estimated capacity in Q4 97 12-15 Overview Ironton Market Finance

What is Compounding? Feeding Extrusion Cooling Pelletizing Combine PureFive resin with recycle or virgin resins and/or additives to achieve specific performance requirements Tailored to meet customer’s specific performance requirements by application Creates product uniformity and consistency Overview Ironton Market Finance

Why Compounding? Should accelerate adoption into a broader range of customer applications Opens new market channels and should increase near-term sales Attractive unit economics on higher volumes Pictures provided by Beverly Knits Tough fabric used for outdoor rugs Multiple designs with different color variations Overview Ironton Market Finance

Compounding Addresses Specific Customer Needs

PureCycle Operations

- Feedstock and operational variability drives variability in pellet characteristics
- Mechanical properties are improved as CP1 and CP2 are removed
- Good quality, but not perfect for customer applications
  - MFI
  - Color
  - Opacity



PIR or Virgin
PureFive
Specific Additives
Recipe A
Recipe B
Recipe C



Customer Requirements

- Give customers exactly the product that they want
- Reduces the barrier to adoption for customers
- Built for specific customer application
  - Expands MFI index
  - Infrastructure constraints
  - Timeline for adoption

Compounder Operations

- PureCycle intends to outsource all compounding operations; 47 compounders within 400 miles of Ironton
- Select compounder with specific application expertise; most compounders have their own customers
- Each compounder will have varying levels of capability and experience with recipe development

PURECYCLE Overview Ironton Market Finance 10

Q2 2024 Liquidity Update Unrestricted Cash Uses: $30.0MM net proceeds from May/June Bond sales ($14.2MM) Ironton operations, outage repairs and maintenance ($13.8MM) general corp (non-payroll), legal settlement and other services  ($6.7MM) Payroll/benefits ($6.6MM) Augusta and PreP August Revenue Bond Sale Agreement Agreement to sell $22.5MM of Series A Revenue Bonds at $800 per $1000 face value Summary of Liquidity Changes (in MM) Mar. 31, 2024 June 30, 2024 change Unrestricted Cash $25.0 $10.9 $(14.1) Restricted Cash and Investments Ironton Reserves 3.5 3.6 0.1 Augusta Construction Escrow 7.2 2.6 (4.6) Other Corporate Requirements 6.3 6.4 0.1 Total Restricted Cash and Investments $17.0 $12.6 (4.4) Total $42.0 $23.5 ($18.5) Overview Ironton Market Finance

Second Quarter 2024 Corporate Update August 8, 2024